UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2025

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 Main Street, Building 4, Suite 3

Monroe, Connecticut 06468

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (458) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	BLNE	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

The disclosure set forth in Item 3.02 is incorporated into this Item 1.01 by reference.

Item 3.02. Recent Sales of Unregistered Securities

On February 27, 2025, Mr. Nicholas Liuzza, Jr., the principal shareholder of Eastside Distilling, Inc., d/b/a Beeline Holdings (the “Company”) and Chief Executive Officer of the Company’s wholly-owned subsidiary, Beeline Financial Holdings, Inc. increased his ownership of the Company’s securities by purchasing $100,000 of units comprised of a total of 196,078 shares of Series G Convertible Preferred Stock (“Series G”) and five-year Warrants to purchase a total of 98,039 shares. The purchase was pre-approved by the Company’s Audit Committee. The purchase prices were on the same terms as paid by other unaffiliated investors.

In addition, on February 27, 2025, an accredited investor purchased $75,000 of units comprised of a total of 147,059 shares of series G and five-year Warrants to purchase a total of 73,529 shares.

The offers and sales described above are part of the Company’s offering of a total of up to 13,878,040 shares of Series G and Warrants to purchase up to 6,939,020 shares of Common Stock for total gross proceeds of up to $7,077,800, which offering was increased from its previous amount of up to $5,037,800 following approval by the Company’s Board of Directors on February 27, 2025. Since the offering of Series G shares and Warrants originally commenced on November 26, 2024, the Company has sold to accredited investors a total of 10,254,416 shares of Series G and Warrants to purchase 5,127,208 shares of Common Stock for total gross proceeds of $5,054,752. The Company intends to use the net proceeds, after deducting offering expenses and related costs, for working capital and general corporate purposes.

In connection with the foregoing, the Company entered into a Securities Purchase Agreement and Registration Rights Agreement with the investors. The terms of the Securities Purchase Agreement, Series G, Warrants, and related Registration Rights Agreement were previously disclosed in the Current Report on Form 8-K filed on December 3, 2024.

The offers and sales of the units were exempt from registration Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) promulgated thereunder.

The foregoing description of the terms of the Series G, the Warrants, the Securities Purchase Agreement, the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the forms of the Series G, the form of Warrant, the form of Securities Purchase Agreement, and the form of Registration Rights Agreement, copies of which are filed or incorporated by reference as Exhibits 3(a)(1), 3(a)(2), 4(a), 10(a) and 10(b), respectively, to the Form 8-K filed on December 3, 2024 and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2025, the Board of Directors (the “Board”) of the Company filed a Certificate of Amendment (the “Amendment”) to the Series G Certificate of Designations increasing the authorized shares of Series G from 11,000,000 shares to 15,000,000 shares.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 3(a)(3) to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
3(a)(1)	Certificate of Designation of Series G Preferred Stock, filed on November 26, 2024	8-K	12/3/2024	3(a)(1)
3(a)(2)	Certificate of Correction of Series G Preferred Stock, filed on December 2, 2024	8-K	12/3/2024	3(a)(2)
3(a)(3)	Certificate of Amendment to the Series G Certificate of Designations				Filed
4(a)	Form of Warrant	8-K	12/3/2024	4(a)
10(a)	Form of Securities Purchase Agreement*	8-K	12/3/2024	10(a)
10(b)	Form of Registration Rights Agreement*	8-K	12/3/2024	10(b)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2025

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer